Exhibit 99.2

4Q 2018 Earnings Call Supplemental Presentation February 12, 2019

Safe Harbor Statement This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent the Company’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with the Company’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including repayment risks and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or in the demand for its products; the impact of a prolonged shutdown of the federal government; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in the Company’s filings with the SEC. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither the Company nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. 2

4Q 18 Highlights –Continued Double-Digit Portfolio Growth (dollars in millions, except EPS) 4Q 18 4Q 17 Chg B/(W) % Chg B/(W) Total Finance Receivables $932.2 $817.5 $114.8 14.0% Total Revenue 83.7 72.1 11.6 16.1% Provision for Credit Losses 23.7 19.5 (4.2) (21.8%) G&A Expense 36.6 34.0 (2.6) (7.6%) Interest Expense 9.6 6.8 (2.8) (41.5%) Net Income $10.8 $10.9 ($0.1) (1.1%) ROA 4.6% 5.4% (0.8%) (14.8%) ROE 15.7% 18.7% (3.0%) (16.0%) Diluted EPS $0.90 $0.92 ($0.02) (2.2%) • GAAP net income of $10.8 million, or $0.90 diluted EPS. 4Q 2017 net income includes $0.30 per share of tax benefit from:—Federal tax rate reduction on our net deferred tax liability ($3.1 million or $0.27 cents per share)—R&D tax credit ($0.4 million or $0.03 per share) • Total revenue growth of 16.1% driven by $115 million year-over-year portfolio growth—Total finance receivables increased 14.0% year-over-year—$1.5 million increase due to lower non-file insurance claims (with corresponding increase in net credit losses, resulting in no impact on net income) • Provision for credit losses is up $4.2 million primarily due to: - 14% increase in total finance receivables—$1.5 million increase due to shift in non-file claims noted above, which resulted in no impact on net income • Annualized G&A expenses as a percentage of average finance receivables declined 100 basis points from the prior-year period • Higher interest expense due to portfolio growth as well as Fed rate increases 3

15 Consecutive Quarters of Double-Digit Portfolio Growth

REGIONAL MANAGEMENT

in millions

											vs. 3Q 18		vs. 4Q 17	
Finance Receivables	**3Q 16**	**4Q 16**	**1Q 17**	**2Q 17**	**3Q 17**	**4Q 17**	**1Q 18**	**2Q 18**	**3Q 18**	**4Q 18**	**$ Chg I/(D)**	**% Chg I/(D)**	**$ Chg I/(D)**	**% Chg I/(D)**
Small Loans (≤ $2,500)	$349	$358	$336	$349	$363	$376	$360	$385	$414	$438	$23	5.6%	$62	16.5%
Large Loans (> $2,500)	$217	$235	$242	$268	$309	$347	$364	$392	$411	$438	$27	6.6%	$91	26.1%
Core Loan Products	**$566**	**$594**	**$578**	**$617**	**$672**	**$723**	**$724**	**$777**	**$825**	**$876**	$50	6.1%	$153	21.1%
Retail Loans	$33	$34	$31	$30	$31	$33	$32	$31	$31	$30	($0)	(0.2%)	($3)	(7.9%)
Automobile Loans	$97	$90	$86	$80	$72	$61	$49	$39	$32	$26	($6)	(19.1%)	($35)	(57.4%)
Total	**$696**	**$718**	**$695**	**$727**	**$775**	**$817**	**$805**	**$847**	**$888**	**$932**	$44	5.0%	$115	14.0%
Total YoY Δ ($)	**$95**	**$89**	**$88**	**$81**	**$79**	**$100**	**$110**	**$120**	**$113**	**$115**				
Total YoY Δ (%)	**15.7%**	**14.2%**	**14.4%**	**12.5%**	**11.3%**	**13.9%**	**15.8%**	**16.6%**	**14.6%**	**14.0%**				



Product Mix
Small Loans
Large Loans
Retail Loans
Automobile Loans
% of Total Finance Receivables
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
50.2%
31.2%
14.0%
4.7%
47.0%
46.9%
3.3%
2.8%
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18

- 15 consecutive quarters of double-digit growth
- Core loans are 94% of total loan portfolio
- Strong core loan growth of 21% from prior year
- Approximately 50% of small loans qualify to apply for a large loan offer

4

10 Consecutive Quarters of Double-Digit Revenue Growth

REGIONAL MANAGEMENT



Revenue
Millions
$90.0
$85.0
$80.0
$75.0
$70.0
$65.0
$60.0
$55.0
$50.0
$62.5
$64.0
$65.8
$65.3
$69.2
$72.1
$72.6
$72.4
$77.9
$83.7
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
Interest & Fee Income
Insurance Income
Other Income

- $1.5 million of year-over-year revenue increase due to reduction of non-file insurance claims (with offsetting increase in net credit losses, resulting in no impact on net income)

Total Revenue	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18
Sequential Δ	9.0%	2.5%	2.8%	(0.7%)	5.9%	4.2%	0.7%	(0.3%)	7.6%	7.5%
YoY Δ	13.4%	12.9%	16.1%	14.0%	10.8%	12.6%	10.3%	10.8%	12.6%	16.1%



Average Finance Receivables
Millions
$1,000
$900
$800
$700
$600
$675
$707
$709
$708
$754
$797
$814
$818
$869
$913
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18

	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18
Sequential Δ	8.0%	4.8%	0.3%	(0.2%)	6.5%	5.7%	2.2%	0.4%	6.2%	5.0%
YoY Δ	14.6%	15.1%	14.9%	13.3%	11.8%	12.7%	14.8%	15.6%	15.3%	14.5%



Total Revenue and Interest & Fee Yield
Yields (Annualized % of AFR)
40.0%
37.5%
35.0%
32.5%
30.0%
37.0%
36.2%
37.1%
36.9%
36.7%
36.2%
35.7%
35.4%
35.9%
36.7%
34.0%
33.8%
33.4%
33.8%
33.8%
33.3%
32.5%
32.7%
33.2%
32.9%
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
Total Revenue Yield
Interest & Fee Yield

Total Revenue	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18
Sequential Δ	0.3%	(0.8%)	0.9%	(0.2%)	(0.2%)	(0.5%)	(0.5%)	(0.3%)	0.5%	0.8%
YoY Δ	(0.4%)	(0.7%)	0.4%	0.2%	(0.3%)	0.0%	(1.4%)	(1.5%)	(0.8%)	0.5%

5

Provision Expense Tracking with Growth



Net Credit Loss Rates
Net Credit Losses (Annualized % of AFR)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.0%
9.8%
10.9%
9.9%
7.8%
9.0%
10.2%
9.5%
7.7%
9.1%
Net Credit Loss Rates
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18

	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18
Sequential Δ	(0.6%)	1.8%	1.1%	(1.0%)	(2.1%)	1.2%	1.2%	(0.7%)	(1.8%)	1.4%
Year/Year Δ	(0.5%)	2.1%	1.2%	1.3%	(0.2%)	(0.8%)	(0.7%)	(0.4%)	(0.1%)	0.1%
Net credit loss rate above includes:										
Non-file claims			0.5%	0.9%	0.5%	0.4%	0.3%	0.1%	0.2%	0.7%
Bulk debt sale proceeds			-	-	(0.5%)	-	-	-	-	-
Hurricane losses			-	-	-	0.0%	0.5%	0.3%	-	0.1%

- 4Q 18 net credit loss rate includes 30 basis points of higher impact from shift of non-file claims vs. 4Q 17
- Net credit loss rate will include at least 70 basis points of shift in non-file claims in future periods
- Non-file shift has offsetting increase to revenue with no impact on net income



Provision for Credit Losses
Millions
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
% of Revenue and AFR
26.3%
30.3%
29.1%
28.5%
29.1%
27.0%
26.9%
27.9%
30.3%
28.3%
$16.4
$19.4
$19.1
$18.6
$20.2
$19.5
$19.5
$20.2
$23.6
$23.7
9.7%
11.0%
10.8%
10.5%
10.7%
9.8%
9.6%
9.9%
10.9%
10.4%
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
Provision for Credit Losses
% of Revenue
Annualized % of AFR

% of Revenue	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18
Sequential Δ	2.9%	4.0%	(1.2%)	(0.6%)	0.6%	(2.1%)	(0.1%)	1.0%	2.4%	(2.0%)
YoY Δ	0.7%	10.1%	4.8%	5.1%	2.8%	(3.3%)	(2.2%)	(0.6%)	1.2%	1.3%

% of AFR	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18
Sequential Δ	1.1%	1.3%	(0.2%)	(0.3%)	0.2%	(0.9%)	(0.2%)	0.3%	1.0%	(0.5%)
YoY Δ	0.1%	3.5%	1.9%	1.9%	1.0%	(1.2%)	(1.2%)	(0.6%)	0.2%	0.6%



Allowance as % of Finance Receivables
Allowance for Credit Losses
Allowance (% of EFR)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.6%
5.7%
5.9%
5.8%
6.1%
6.0%
5.9%
5.7%
6.2%
6.3%
$39.1
$41.3
$41.0
$42.0
$47.4
$48.9
$47.8
$48.5
$55.3
$58.3
3Q 16
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
Allowance
Allowance as % of Finance Receivables

	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18
Sequential Δ	0.0%	0.1%	0.2%	(0.1%)	0.3%	(0.1%)	(0.1%)	(0.2%)	0.5%	0.1%
YoY Δ	(0.7%)	(0.3%)	(0.1%)	0.2%	0.5%	0.3%	0.0%	(0.1%)	0.1%	0.3%

6

Seasonal Pattern of Delinquency


30+ Delinquency Trend
Delinquency in Millions
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
3Q 16: $17.3, $11.0, $8.4, $7.2, $5.8, $21.4
4Q 16: $16.7, $11.6, $10.0, $8.2, $6.9, $25.1
1Q 17: $13.9, $9.9, $7.6, $7.0, $6.6, $21.2
2Q 17: $17.0, $10.7, $7.8, $6.3, $5.5, $19.6
3Q 17: $18.6, $11.6, $9.7, $6.8, $6.2, $22.7
4Q 17: $18.7, $15.3, $11.3, $8.9, $7.3, $27.5
1Q 18: $14.9, $11.5, $9.7, $7.9, $8.8, $26.4
2Q 18: $18.9, $12.1, $8.4, $6.9, $6.7, $22.0
3Q 18: $22.2, $15.4, $10.2, $8.5, $6.8, $25.5
4Q 18: $22.5, $17.4, $12.3, $10.9, $9.1, $32.3
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days


30+ & 90+ Delinquency Rates
% of Finance Receivables
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
3Q 16: 7.1%, 3.1%
4Q 16: 7.4%, 3.5%
1Q 17: 6.5%, 3.0%
2Q 17: 6.5%, 2.7%
3Q 17: 6.8%, 2.9%
4Q 17: 7.5%, 3.4%
1Q 18: 6.5%, 3.3%
2Q 18: 6.3%, 2.6%
3Q 18: 7.1%, 2.9%
4Q 18: 7.7%, 3.5%
30+ Delinquency Rate
90+ Delinquency Rate

30+ DQ	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18
Sequential Δ	0.3%	0.3%	(0.9%)	0.0%	0.3%	0.7%	(1.0%)	(0.2%)	0.8%	0.6%
YoY Δ	(0.2%)	0.2%	0.3%	(0.3%)	(0.3%)	0.1%	0.0%	(0.2%)	0.3%	0.2%

90+ DQ	3Q 16	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18
Sequential Δ	0.4%	0.4%	(0.5%)	(0.3%)	0.2%	0.5%	(0.1%)	(0.7%)	0.3%	0.6%
YoY Δ	0.3%	0.4%	0.0%	0.0%	(0.2%)	(0.1%)	0.3%	(0.1%)	0.0%	0.1%

- 4Q 18 delinquency up partially due to mid-year tightening of underwriting:
  - 30+ days past due of 7.7% is 0.2% higher than prior year
  - 90+ days past due of 3.5% is 0.1% higher than prior year
- 30+ day delinquencies include 0.4% and 0.3% related to hurricane-affected branches as of Dec 31, 2018 and Dec 31, 2017, respectively.

7

G&A Expense Ratio Improved 100 Basis Points Total G&A Expenses $50.0 20.0% 18.1% 17.7% 17.9% 18.0% 17.1% 17.0% 16.3% 16.2% 16.5% 16.1% $40.0 15.0% $34.6 $35.9 $36.6 $33.8 $34.0 $33.2AFR $30.0 $31.5 $31.6 of $30.5 % Millions $28.8 10.0% $20.0 Annualized 5.0% $10.0 $0.0 0.0% 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Sequential Ä 3.1% (5.3%) 9.1% 0.6% 6.9% 0.5% 1.7% (4.0%) 8.0% 2.1% YoY Ä 16.3% 1.0% 5.5% 7.1% 11.1% 18.0% 10.0% 5.0% 6.0% 7.6% As % of AFR 18.1% 16.3% 17.7% 17.9% 18.0% 17.1% 17.0% 16.2% 16.5% 16.1% • 4Q 18 annualized G&A expense as a percentage of average finance receivables improved 100 basis points from the prior-year period 8

RESIONAL TM MANAGEMENT